SW Kenetics, Inc.

Audited Financial Statements

October 5, 2018

2

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of SW Kenetics, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of SW Kenetics, Inc. as of October 5, 2018, and the related statements of operations, stockholders’ equity, and cash flows for the period from August 3, 2018 (inception) to October 5, 2018 and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of October 5, 2018, and the results of its operations and its cash flows for the period from August 3, 2018 (inception) to October 5, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are required to be independent with respect to the Company in accordance with the relevant ethical requirements relating to our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ KWCO, PC
KWCO, PC

We have served as the Company’s auditor since October 2018.

Odessa, Texas

February 25 , 2019

3

SW Kenetics, Inc.

BALANCE SHEET

October 5, 2018

ASSETS
Current Assets:
Cash	$466
Total Current Assets	466
Other Assets:
Patent	534
TOTAL ASSETS	$1,000

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$40
Total Current Liabilities	40
Shareholders’ Equity:
Common stock, no par value, 10,000 shares authorized 1,000 shares issued and outstanding at October 5, 2018	1,000
Accumulated (Deficit)	(40)
Total Shareholders’ Equity	960
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,000

The accompanying notes are an integral part of these financial statements.

4

SW Kenetics, Inc.

STATEMENT OF OPERATION

For the Period from August 3, 2018 (inception) to October 5,
2018
Operating Expenses
Corporate general and administrative	$40
Total operating expenses	40
Loss from Operations	(40)

(Loss) before Income Taxes	(40)

Provision for Income Taxes	-

Net (Loss)	$(40)

(Loss) per share
Basic and fully diluted:
Weighted average number of shares outstanding	1,000
(Loss) per share	$(0.04)

The accompanying notes are an integral part of these financial statements.

5

SW Kenetics, Inc.

STATEMENT OF SHAREHOLDERS’ EQUITY

For the Period from August 3, 2018 (inception) to October 5, 2018

	Common Shares		Accumulated
	Number	Par Value	(Deficit)	Total

Balance as of August 3, 2019	-	$-	$-	$-

Common stock issued for patent contribution	534	534	-	534
Common stock issued for cash contribution	466	466	-	466
Net loss for period ended October 5, 2018	-	-	(40)	(40)

Balance as of October 5, 2018	1,000	$1,000	$(40)	$960

The accompanying notes are an integral part of these financial statements.

6

SW Kenetics, Inc.

STATEMENT OF CASH FLOWS

For the Period from August 3, 2018 (inception) to October 5,
2018
Cash flows from operating activities:
Net (Loss)	$(40)
Changes in Current Assets and Liabilities:
Accounts payable	40
Net cash used in operating activities	-

Cash flow from financing activities:
Issuance of common stock for cash contribution	466
Net cash provided by financing activities	466

Net increase in cash	466
Cash, beginning of period	-
Cash, end of period	$466

Supplemental cash flow information:
Cash paid for interest	$-
Cash paid for income taxes	$-

Non-cash investing and financing activities:
Common stock	$534
Issuance of common stock for patent contribution	(534)
$-

The accompanying notes are an integral part of these financial statements.

7

SW Kenetics, Inc.

NOTES TO FINANCIAL STATEMENTS

October 5, 2018

NOTE 1 – OVERVUEW

SW Kenetics, Inc. (“SWK”) is a research and development firm incorporated in Arizona. SWK has designed a new portfolio of modular projectiles that the Company believes will advance the force capability for the United States military, as well as NATO member countries. SWK filed a patent for their technology, which is now pending with the United States Patent and Trademark Office.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Basis

The accompanying financial statements and related disclosures included in this report have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and reflect all adjustments.

In the opinion of management, all adjustments have been made that are necessary for a fair statement of (a) the results of operations for the period from August 3, 2018 (inception) to October 5, 2018, (b) the financial position at October 5, 2018, and (c) cash flows for the period from August 3, 2018 (inception) to October 5, 2018.

We use the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP”) and all amounts are expressed in U.S. dollars.

Unless the context otherwise requires, all references to “SWK”, “we”, “us”, “our,” or the “Company” are to SW Kenetics, Inc., an Arizona corporation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The company considers all short-term investments purchased with a maturity of three months or less to be cash equivalents. Credit risk associated with cash deposits are insured under FDIC up to $250,000 per depositor, per FDIC insured bank, per ownership category. At such time, as the Company’s cash deposits exceed FDIC limits, the company will reassess their credit risk.

Income Taxes

We file federal and state income tax returns in accordance with the applicable rules of each jurisdiction. We account for income taxes under the asset and liability method in accordance with Accounting Standards Codification 740 - Income Taxes (“ASC 740”). The provision for income taxes includes federal, state, and local income taxes currently payable, and deferred taxes. We recognize deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable amounts in years in which those temporary differences are expected to be recovered or settled. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized. In accordance with ASC 740, we recognize the effect of income tax positions only if those positions are more likely than not of being sustained. We measure recognized income tax positions at the largest amount that is greater than 50% likely of being realized. We reflect changes in recognition or measurement in the period in which the change in judgment occurs. We currently have net operating loss carryforwards. We have recorded a valuation allowance equal to the net deferred tax assets due to the uncertainty of the ultimate realization of the deferred tax assets.

8

Loss Per Common Share

We calculate basic loss per share using the weighted-average number of shares of common stock outstanding during each reporting period.

Recent Accounting Pronouncements

We have implemented all new accounting pronouncements that are in effect and that may impact our financial statements and do not believe there are any other new accounting pronouncements that have been issued that might have a material impact on our financial position or results of operations.

NOTE 3 – PATENT

On August 3, 2018, a founder of SWK contributed a pending patent in return for an ownership interest in SWK. The pending patent is for a modular projectile. Patent development occurred outside of the Company and the costs associated with the development were expensed. As such, the patent has been recorded at the nominal value of $534, the carryover basis from the contributor. The patent has not yet been placed in service and accordingly has not been amortized to date.

NOTE 4 – SUBSEQUENT EVENTS

On September 27, 2018, SWK entered into a definitive Agreement and Plan of Merger with AMMO Technologies, Inc. (“ATI”), an Arizona corporation and wholly owned subsidiary of AMMO, Inc., a Delaware Corporation. On October 5, 2018, we completed the merger. Pursuant to the agreement SWK merged with and into Ammo Technologies Inc., with ATI being the survivor. Under the terms of the agreement, ATI issued to SW Kenetics Inc.’s shareholders, 1,700,002 restricted shares of common stock of AMMO, Inc., payment of $250,000 and a payment obligation of $1,250,000 subject to completion of specific milestones. Additionally, the 1,700,002 shares of common stock were issued with claw back provisions to ensure agreed upon objectives are met. Included among the list of milestones or events that must be completed are significant revenue goals incorporating the product technology of SWK. The initial payment of $250,000 was made as a deposit on August 20, 2018.

9